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                                                                   Exhibit 10(o)


                             AMENDMENT TO AGREEMENT

         This AMENDMENT TO AGREEMENT is made by and between HUMANA INC., Louisville, Kentucky (the "COMPANY") and
(the "EMPLOYEE").                        -------------------------------------


         WHEREAS, the Company and Employee have previously entered into an Agreement to provide certain benefits upon termination, or in connection with a change in responsibilities, following a change in control of the Company; and

         WHEREAS, the Company and Employee desire to amend the Agreement;

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Section 2(a)(3)(ii) is deleted in its entirety and the following substituted therefore:

                   "(ii) The Company shall within five (5) days after the Date of Termination pay the Employee a lump sum in an amount equal to the product of (A) one (1) times the amount equal to the sum of (1) the Employee's Annual Base Salary at the greater of the rate in effect at the time the Change in Control occurred or when the Notice of Termination was given plus (2) the maximum bonus or incentive compensation which could have been earned by the Employee during the then-current fiscal year of the Company pursuant to the terms of the incentive compensation plan in which he/she participates and (B) a fraction, the numerator of which is the total number of years (any portion of a year shall be considered a full year) which the Employee has been an employee of the Company (not to exceed 12), and the denominator of which is 12. If there is no incentive compensation plan in effect at the time the Notice of Termination is given, then for purposes of this Subsection it shall be assumed that the amount of incentive compensation to be paid to the Employee shall be the same as the amount which he/she could have earned during the last year during which there was an incentive compensation plan in effect."

         2. In all other respects, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the Company has caused this Amendment to Agreement to be executed by its duly-authorized officer and the Employee has executed this Amendment to Agreement, each as of the day and year set forth below.

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ATTEST:                                                    HUMANA INC.

BY:                                                        BY:
   ------------------------------------                       ------------------------------------
         Assistant Secretary                                      Vice President

                                                           DATE:
                                                                ----------------------------------

                                                           "EMPLOYEE"



                                                           ---------------------------------------
                                                           NAME:
                                                                ----------------------------------
                                                           DATE:
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